Verint Issues Statement Strongly Rejecting
Misleading and Inaccurate Short Seller Report

MELVILLE, N.Y. - May 23, 2019 - Verint® Systems Inc. (Nasdaq: VRNT) today issued the following statement in response to a presentation released by short selling hedge fund, Spruce Point Capital Management, LLC.

“The self-serving short seller report disseminated today is inaccurate and deliberately misleading, and is intended to destroy shareholder value. Verint is a market leader with strong business momentum driven by the successful execution of our customer-focused strategy, which is delivering an expanding portfolio, growing customer base, and strong financial performance.

We stand by all of our public disclosure, including the recently provided long-term organic growth targets for revenue and margin expansion. We will let our performance speak for itself, and we look forward to discussing our strong momentum, results and outlook on our first quarter earnings call, which is scheduled for Wednesday, May 29th at 4:30 pm ET.

To receive accurate information about our Company, we encourage all investors to review materials filed by Verint with the SEC and available on our investor relations website.”

About Verint Systems Inc.
Verint® (Nasdaq: VRNT) is a global leader in Actionable Intelligence® solutions with a focus on customer engagement optimization and cyber intelligence. Today, over 10,000 organizations in more than 180 countries-including over 85 percent of the Fortune 100-count on intelligence from Verint solutions to make more informed, effective and timely decisions. Learn more about how we’re creating A Smarter World with Actionable Intelligence® at www.verint.com.

VERINT, ACTIONABLE INTELLIGENCE, THE CUSTOMER ENGAGEMENT COMPANY, NEXT IT, FORESEE, OPINIONLAB, KIRAN ANALYTICS, TERROGENCE, SENSECY, CUSTOMER ENGAGEMENT SOLUTIONS, CYBER INTELLIGENCE SOLUTIONS, EDGEVR, RELIANT, VANTAGE, STAR-GATE, SUNTECH, and VIGIA are trademarks or registered trademarks of Verint Systems Inc. or its subsidiaries. Other trademarks mentioned are the property of their respective owners.

Important Additional Information and Where to Find It

Verint has filed a definitive proxy statement on Schedule 14A and form of associated WHITE Proxy Card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2019 Annual Meeting (the “Definitive Proxy Statement”). Details concerning the nominees of Verint’s Board of Directors for election at the 2019 Annual Meeting are included in the Definitive Proxy Statement. Verint has mailed solicitation materials, including a WHITE proxy card, to stockholders of record entitled to vote at the 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VERINT’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and of these other documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Verint at http://www.verint.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants

Verint, its directors and certain of its officers and other employees will be deemed to be participants in the solicitation of Verint’s stockholders in connection with Verint’s 2019 Annual Meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons is set forth in the Definitive Proxy Statement filed with the SEC in connection with Verint’s 2019 Annual Meeting. Additional information regarding the interests of participants of Verint in the solicitation of proxies in respect of Verint’s 2019 Annual Meeting will be filed with the SEC when they become available. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and other documents filed by Verint with the SEC from the sources listed above.

This press release contains “forward-looking statements,” including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks, uncertainties and assumptions, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the fiscal year ended January 31, 2019, and other filings we make with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release and, except as required by law, Verint assumes no obligation to update or revise them or to provide reasons why actual results may differ.

Contact:

Investor Alan Roden Verint Systems Inc. alan.roden@verint.com	Media Jim Barron/David Millar Sard Verbinnen & Co. 212 687 8080

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